UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

AGL RESOURCES INC.

(Exact name of registrant as specified in its charter)

GEORGIA	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309

(Address of principal executive offices)

404-584-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07—Submission of Matters to a Vote of Security Holders.

On November 19, 2015, AGL Resources Inc., a Georgia corporation (the “Company”), held a special meeting of its shareholders (the “Special Meeting”). The proposals submitted to the Company’s shareholders at the Special Meeting were:

•	to approve the Agreement and Plan of Merger, dated August 23, 2015, by and among The Southern Company, a Delaware corporation (“Southern Company”), AMS Corp. and the Company (the “Merger Proposal”); and

•	to approve, on a nonbinding, advisory basis, the compensation that may be paid or may become payable to the Company’s named executive officers in connection with, or following, the consummation of the merger (the “Advisory Compensation Proposal”).

The Merger Proposal and the Advisory Compensation Proposal were each described in greater detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on October 13, 2015. At the Special Meeting, the Company’s shareholders approved both the Merger Proposal and the Advisory Compensation Proposal. The voting results for the Merger Proposal and the Advisory Compensation Proposal, including the number of votes cast for or against, and the number of abstentions and non-votes, with respect to each such proposal, are as follows:

Merger Proposal

FOR	AGAINST	ABSTAIN	NON-VOTES
78,688,838	1,317,856	481,395	—

Advisory Compensation Proposal

FOR	AGAINST	ABSTAIN	NON-VOTES
51,037,193	28,293,297	1,157,599	—

As of October 9, 2015, the record date for the Special Meeting, there were 120,281,617 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting.

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Proposal. As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the adjournment of the Special Meeting to solicit additional proxies for such purpose was unnecessary and such proposal was not submitted to the Company’s shareholders for approval at the Special Meeting.

Item 8.01—Other Items.

On November 19, 2015, the Company and Southern Company issued a joint press release announcing the results of the Special Meeting. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 19, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.

By:	/s/ Paul R. Shlanta
Name:	Paul R. Shlanta
Title:	Executive Vice President, General Counsel and Chief Ethics and Compliance Officer

Date: November 19, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 19, 2015